Exhibit 10.17

Valneva SE

(the “Company”)

Free Convertible Preferred Share Plan 2017-2021

Terms and Conditions

1.	Background and purpose of the Program

On 29 June 2017, the general meeting of Valneva SE’s shareholders decided under its 26th resolution to grant the Company’s management board (“MB”) all powers necessary to decide the granting and issuance of free convertible preferred shares (“FCPS”) for the benefit of corporate officers of the Company or employees of the Company or its subsidiaries.

In accordance with the powers and authorizations granted by the shareholders’ meeting of 29 June 2017, the MB plans to grant FCPS to (i) members of the MB and the EC and (ii) the following key employees: manufacturing site heads (collectively with the members of the MB and the EC, the “Executive Managers”).

The purpose of the FCPS plan 2017-2021 (the “Program”) is to provide a long-term incentive program for the Company’s executive management and key employees. According to the decisions of the MB, only Executive Managers can participate in the Program. The Program excludes the granting of new stock options to Executive Managers, subject to any exceptions specifically authorized by the supervisory board of the Company.

2.	Purpose of these terms and conditions

The terms and conditions of convertible preferred shares set forth herein aim at summarizing and complementing the Program-related or Program-relevant provisions set out in the Company’s articles of incorporation (the “Articles”), the resolutions adopted by the general meeting of the Company’s shareholders on 29 June 2017 as well as the decisions made or to be made by the MB regarding convertible preferred shares (collectively, the “Constitutional Documents”). In the event of any discrepancy between the Constitutional Documents and these terms and conditions, the Constitutional Documents will prevail.

3.	Personal investment

As a prerequisite to the possibility of participating in the Program, each participant (i.e. each potential beneficiary of the Program) is required to make a personal cash investment in the Company by investing a given amount of money to purchase ordinary shares of the Company. The required amount will be transferred by the participant to a services provider designated by the Company for this purpose (the “Agent”).

As soon as practicable after receipt of funds by the Agent, the Agent will take the steps described below.

The Agent will:

a)

on behalf of each Executive Manager participating in the Program, use this amount to purchase the maximum number of ordinary shares of the Company that can be purchased at that time with the amount invested by the participant,

b)

repay the participant any fraction resulting from the difference between (x) the amount to be invested by the participant in the Company under the Program and (y) the purchase price of the ordinary shares purchased by the Agent in accordance with paragraph (a) above; and

c)

keep the ordinary shares so purchased in registered form on a blocked account until the earlier of (i) the Executive Manager leaving the Company (including its direct and indirect subsidiaries) or (ii) expiration of a period of 4 years from the date of the MB decision initially granting the FCPS.

Executive Managers will not be entitled to sell, donate, dispose of, use as security, or otherwise transfer (except in case of death) these shares until such departure or expiration. Each Executive Manager that wishes to participate in the Program is required to make the above-described personal investment even though he/she is already a shareholder of the Company, i.e. such investment is required in addition to any prior investments in the Company. The required payment must be received in full by the Agent acting for the Company within the payment period specified by the MB and before the FCPS are initially granted.

Required personal investment:

•	MB members: members other than CEO: EUR 13,722; CEO: EUR 16,510

•	EC members (excluding MB) and manufacturing site heads: Senior Vice-President: EUR 5,071; other participants: EUR 3,415

4.	FCPS granting

Following, and subject to, the full payment of the amount of personal investment required under Section 3 above, a number of FCPS will be conditionally granted to the Program participants as set forth below.

The maximum number of FCPS that can be allotted by the MB cannot exceed 3% of the share capital of the Company as at the date of the MB allotment decision.

The FCPS granted to a participant will be vested in and delivered to that participant (“seront définitivement attribuées”) upon expiration of a period of four (4) years from the MB decision that initially granted the FCPS. Such vesting (“attribution définitive”) will be conditional upon the participant still being a MB member or an employee of the Company or of any of its direct and indirect subsidiaries (full time or not less than 80%) upon expiration of the vesting period, and having been a MB member or such an employee continuously until that expiration.

However, by exception to the foregoing, in the event that prior to such expiration, (i) the term of office of any MB member having participated in the Program is not renewed in June 2019 and such non-renewal only results from a decision of the Supervisory Board of the Company in the absence of any gross negligence or willful misconduct (“faute lourde ou grave”) of that MB member, or (ii) a MB member having participated in the Program retires at the end of his/her term of office in June 2019 in accordance with the age requirements of his/her applicable retirement regime, such MB member will be entitled to keep a portion of the FCPS initially granted, calculated in due proportion to the duration of his/her duties as MB member within the 4-year period of the Program (i.e., on a pro rata temporis basis).

By way of example only, if the FCPS are initially granted on December 15, 2017 and that MB member’s term of office expires on June 27, 2019 and is not renewed for one of the above-mentioned reasons, that MB member will be entitled to keep 38.26%1 of the FCPS initially granted (rounded down to the nearest whole number), and that reduced amount of FCPS will only be vested on December 15, 2021.

In case of death of a participant prior to expiration of the vesting period, the provisions of Article L 225-197-3 of the French Commercial Code will apply. If the Company is acquired or merged into another company prior to expiration of the vesting period, and Paragraph III of Article L 225-197-1 of the French Commercial Code does not apply, the MB will use commercially reasonable best efforts to negotiate appropriate compensation as part of the acquisition or merger discussions. Rights to FCPS not yet vested cannot be sold, assigned or otherwise transferred (except in case of death) and will be lost entirely, without compensation, if the participant leaves the Company (including its subsidiaries) for whatever reason. Vested unconverted FCPS cannot be sold, assigned or otherwise transferred (except in case of death).

Number of FCPS to be initially granted to each participant:

CEO: 5,596

Other MB members: 4,651

Senior Vice-President: 1,718

Other participants: 1,157

5.	Conversion of FCPS into ordinary shares

FCPS will be convertible into ordinary shares 4 years after their initial granting, if the conversion conditions set out below are met. Subject to such conditions, if a participant does not request conversion within a period of 3 months after expiration of that 4-year period, his/her FCPS will automatically convert into ordinary shares at the end of that 3-month period.

Upon expiration of the above-mentioned 4-year period (the “Conversion Date”), the MB will determine the conversion ratio, on the basis of (a) the Final Share Price (as hereinafter defined) and (b) the table attached hereto as Schedule A.

The Final Share Price will be the volume-weighted average stock market price of the Company’s ordinary shares over the period of 6 months immediately preceding the Conversion Date, as rounded to the second decimal place (e.g. 6.2450 to be rounded to 6.25).

No conversion will occur if the Final Share Price is lower than EUR 4.50. If the Final Share Price is higher than EUR 8, the conversion ratio will be such that the participants’ gross gain will not exceed the gross gain they would have realized if the Final Share Price was EUR 8.

[1]	Detailed calculation:

Period from Dec 15, 2017 until June 27, 2019 = 559 days

4-year Program period from Dec 15, 2017 until Dec 15, 2021=1461 days

559 × 100 / 1461 = 38.26%

Where the total number of ordinary shares to be received by a holder of convertible preferred shares by applying the conversion ratio to the number of convertible preferred shares held is not a whole number, that holder will receive the next lower whole number of ordinary shares. The fraction of ordinary shares forming a fractional lot shall be paid in cash. In such an event, the holder of convertible preferred shares shall receive an amount equal to the product of (i) the fraction of an ordinary share forming a fractional lot and (ii) an amount equal to the first recorded market price of the ordinary share for the stock exchange trading session immediately preceding that of the ipso jure conversion of the preferred shares into ordinary shares.

In any case, all FCPS under this Program cannot give right to more than 2,363,000 ordinary shares.

6.	Additional provisions

If any of the transactions listed in subparagraph 3(iii) of Section 13.3 in the Articles, including but not limited to any share capital increase by public offering with preferential subscription rights, takes place, the MB will adjust the conversion ratio and the table attached hereto in the manner set forth in the Articles so as to protect the rights of the Program participants.

Schedule A

Conversion Table

Conversion Table

(1 cent)

Final Share Price	Conversion ratio (number of ordinary shares for 1 FCPS*)
4.50	29.45
4.51	29.61
4.52	29.78
4.53	29.94
4.54	30.11
4.55	30.27
4.56	30.43
4.57	30.59
4.58	30.76
4.59	30.92
4.60	31.08
4.61	31.24
4.62	31.40
4.63	31.56
4.64	31.72
4.65	31.88
4.66	32.04
4.67	32.20
4.68	32.36
4.69	32.51
4.70	32.67
4.71	32.83
4.72	32.98
4.73	33.14
4.74	33.30
4.75	33.45
4.76	33.61
4.77	33.76
4.78	33.91
4.79	34.07
4.80	34.22
4.81	34.37
4.82	34.53
4.83	34.68
4.84	34.83
4.85	34.98
4.86	35.13
4.87	35.28

*	Convertible preferred shares

4.88	35.43
4.89	35.58
4.90	35.73
4.91	35.88
4.92	36.03
4.93	36.17
4.94	36.32
4.95	36.47
4.96	36.62
4.97	36.76
4.98	36.91
4.99	37.05
5.00	37.20
5.01	37.34
5.02	37.49
5.03	37.63
5.04	37.77
5.05	37.92
5.06	38.06
5.07	38.20
5.08	38.34
5.09	38.48
5.10	38.62
5.11	38.76
5.12	38.90
5.13	39.04
5.14	39.18
5.15	39.32
5.16	39.46
5.17	39.60
5.18	39.73
5.19	39.87
5.20	40.01
5.21	40.14
5.22	40.28
5.23	40.42
5.24	40.55
5.25	40.68
5.26	40.82
5.27	40.95
5.28	41.09
5.29	41.22
5.30	41.35
5.31	41.48
5.32	41.61

5.33	41.75
5.34	41.88
5.35	42.01
5.36	42.14
5.37	42.27
5.38	42.4
5.39	42.52
5.40	42.65
5.41	42.78
5.42	42.91
5.43	43.04
5.44	43.16
5.45	43.29
5.46	43.41
5.47	43.54
5.48	43.67
5.49	43.79
5.50	43.91
5.51	44.04
5.52	44.16
5.53	44.28
5.54	44.41
5.55	44.53
5.56	44.65
5.57	44.77
5.58	44.89
5.59	45.01
5.60	45.13
5.61	45.25
5.62	45.37
5.63	45.49
5.64	45.61
5.65	45.73
5.66	45.84
5.67	45.96
5.68	46.08
5.69	46.20
5.70	46.31
5.71	46.43
5.72	46.54
5.73	46.66
5.74	46.77
5.75	46.88
5.76	47.00
5.77	47.11

5.78	47.22
5.79	47.34
5.80	47.45
5.81	47.56
5.82	47.67
5.83	47.78
5.84	47.89
5.85	48.00
5.86	48.11
5.87	48.22
5.88	48.33
5.89	48.44
5.9	48.54
5.91	48.65
5.92	48.76
5.93	48.86
5.94	48.97
5.95	49.08
5.96	49.18
5.97	49.28
5.98	49.39
5.99	49.49
6.00	49.60
6.01	49.70
6.02	49.80
6.03	49.90
6.04	50.01
6.05	50.11
6.06	50.21
6.07	50.31
6.08	50.41
6.09	50.51
6.10	50.61
6.11	50.71
6.12	50.81
6.13	50.91
6.14	51.00
6.15	51.10
6.16	51.20
6.17	51.29
6.18	51.39
6.19	51.49
6.20	51.58
6.21	51.68
6.22	51.77

6.23	51.86
6.24	51.96
6.25	52.05
6.26	52.14
6.27	52.24
6.28	52.33
6.29	52.42
6.30	52.51
6.31	52.60
6.32	52.69
6.33	52.78
6.34	52.87
6.35	52.96
6.36	53.05
6.37	53.14
6.38	53.22
6.39	53.31
6.40	53.4
6.41	53.49
6.42	53.57
6.43	53.66
6.44	53.74
6.45	53.83
6.46	53.91
6.47	54.00
6.48	54.08
6.49	54.16
6.50	54.25
6.51	54.33
6.52	54.41
6.53	54.49
6.54	54.57
6.55	54.65
6.56	54.73
6.57	54.81
6.58	54.89
6.59	54.97
6.60	55.05
6.61	55.13
6.62	55.21
6.63	55.29
6.64	55.36
6.65	55.44
6.66	55.52
6.67	55.59

6.68	55.67
6.69	55.74
6.70	55.82
6.71	55.89
6.72	55.96
6.73	56.04
6.74	56.11
6.75	56.18
6.76	56.26
6.77	56.33
6.78	56.40
6.79	56.47
6.80	56.54
6.81	56.61
6.82	56.68
6.83	56.75
6.84	56.82
6.85	56.89
6.86	56.95
6.87	57.02
6.88	57.09
6.89	57.16
6.90	57.22
6.91	57.29
6.92	57.35
6.93	57.42
6.94	57.48
6.95	57.55
6.96	57.61
6.97	57.67
6.98	57.74
6.99	57.80
7.00	57.86
7.01	57.92
7.02	57.99
7.03	58.05
7.04	58.11
7.05	58.17
7.06	58.23
7.07	58.29
7.08	58.35
7.09	58.40
7.10	58.46
7.11	58.52
7.12	58.58

7.13	58.63
7.14	58.69
7.15	58.75
7.16	58.80
7.17	58.86
7.18	58.91
7.19	58.97
7.20	59.02
7.21	59.07
7.22	59.13
7.23	59.18
7.24	59.23
7.25	59.28
7.26	59.33
7.27	59.39
7.28	59.44
7.29	59.49
7.30	59.54
7.31	59.59
7.32	59.63
7.33	59.68
7.34	59.73
7.35	59.78
7.36	59.83
7.37	59.87
7.38	59.92
7.39	59.97
7.40	60.01
7.41	60.06
7.42	60.10
7.43	60.15
7.44	60.19
7.45	60.23
7.46	60.28
7.47	60.32
7.48	60.36
7.49	60.40
7.50	60.45
7.51	60.49
7.52	60.53
7.53	60.57
7.54	60.61
7.55	60.65
7.56	60.69
7.57	60.72

7.58	60.76
7.59	60.80
7.60	60.84
7.61	60.88
7.62	60.91
7.63	60.95
7.64	60.98
7.65	61.02
7.66	61.05
7.67	61.09
7.68	61.12
7.69	61.16
7.70	61.19
7.71	61.22
7.72	61.25
7.73	61.29
7.74	61.32
7.75	61.35
7.76	61.38
7.77	61.41
7.78	61.44
7.79	61.47
7.80	61.50
7.81	61.53
7.82	61.56
7.83	61.58
7.84	61.61
7.85	61.64
7.86	61.67
7.87	61.69
7.88	61.72
7.89	61.74
7.90	61.77
7.91	61.79
7.92	61.82
7.93	61.84
7.94	61.86
7.95	61.89
7.96	61.91
7.97	61.93
7.98	61.95
7.99	61.97
8.00	62.00
8.01	61.92
8.02	61.84

8.03	61.76
8.04	61.69
8.05	61.61
8.06	61.53
8.07	61.46
8.08	61.38
8.09	61.31
8.10	61.23
8.11	61.15
8.12	61.08
8.13	61.00
8.14	60.93
8.15	60.85
8.16	60.78
8.17	60.71
8.18	60.63
8.19	60.56
8.20	60.48
8.21	60.41
8.22	60.34
8.23	60.26
8.24	60.19
8.25	60.12
8.26	60.04
8.27	59.97
8.28	59.90
8.29	59.83
8.30	59.75
8.31	59.68
8.32	59.61
8.33	59.54
8.34	59.47
8.35	59.40
8.36	59.33
8.37	59.25
8.38	59.18
8.39	59.11
8.40	59.04
8.41	58.97
8.42	58.90
8.43	58.83
8.44	58.76
8.45	58.69
8.46	58.62
8.47	58.56

8.48	58.49
8.49	58.42
8.50	58.35
8.51	58.28
8.52	58.21
8.53	58.14
8.54	58.08
8.55	58.01
8.56	57.94
8.57	57.87
8.58	57.80
8.59	57.74
8.60	57.67
8.61	57.60
8.62	57.54
8.63	57.47
8.64	57.40
8.65	57.34
8.66	57.27
8.67	57.20
8.68	57.14
8.69	57.07
8.70	57.01
8.71	56.94
8.72	56.88
8.73	56.81
8.74	56.75
8.75	56.68
8.76	56.62
8.77	56.55
8.78	56.49
8.79	56.42
8.80	56.36
8.81	56.30
8.82	56.23
8.83	56.17
8.84	56.10
8.85	56.04
8.86	55.98
8.87	55.91
8.88	55.85
8.89	55.79
8.90	55.73
8.91	55.66
8.92	55.6

8.93	55.54
8.94	55.48
8.95	55.41
8.96	55.35
8.97	55.29
8.98	55.23
8.99	55.17
9.00	55.11
9.01	55.05
9.02	54.98
9.03	54.92
9.04	54.86
9.05	54.80
9.06	54.74
9.07	54.68
9.08	54.62
9.09	54.56
9.10	54.50
9.11	54.44
9.12	54.38
9.13	54.32
9.14	54.26
9.15	54.20
9.16	54.14
9.17	54.09
9.18	54.03
9.19	53.97
9.20	53.91
9.21	53.85
9.22	53.79
9.23	53.73
9.24	53.68
9.25	53.62
9.26	53.56
9.27	53.50
9.28	53.44
9.29	53.39
9.30	53.33
9.31	53.27
9.32	53.21
9.33	53.16
9.34	53.10
9.35	53.04
9.36	52.99
9.37	52.93

9.38	52.87
9.39	52.82
9.40	52.76
9.41	52.71
9.42	52.65
9.43	52.59
9.44	52.54
9.45	52.48
9.46	52.43
9.47	52.37
9.48	52.32
9.49	52.26
9.50	52.21
9.51	52.15
9.52	52.10
9.53	52.04
9.54	51.99
9.55	51.93
9.56	51.88
9.57	51.82
9.58	51.77
9.59	51.72
9.60	51.66
9.61	51.61
9.62	51.56
9.63	51.50
9.64	51.45
9.65	51.39
9.66	51.34
9.67	51.29
9.68	51.24
9.69	51.18
9.70	51.13
9.71	51.08
9.72	51.02
9.73	50.97
9.74	50.92
9.75	50.87
9.76	50.82
9.77	50.76
9.78	50.71
9.79	50.66
9.80	50.61
9.81	50.56
9.82	50.51

9.83	50.45
9.84	50.40
9.85	50.35
9.86	50.30
9.87	50.25
9.88	50.20
9.89	50.15
9.90	50.10
9.91	50.05
9.92	50.00
9.93	49.95
9.94	49.90
9.95	49.85
9.96	49.80
9.97	49.75
9.98	49.70
9.99	49.65
10.00	49.60
10.01	49.55
10.02	49.50
10.03	49.45
10.04	49.40
10.05	49.35
10.06	49.30
10.07	49.25
10.08	49.20
10.09	49.15
10.10	49.11
10.11	49.06
10.12	49.01
10.13	48.96
10.14	48.91
10.15	48.86
10.16	48.82
10.17	48.77
10.18	48.72
10.19	48.67
10.20	48.62
10.21	48.58
10.22	48.53
10.23	48.48
10.24	48.43
10.25	48.39
10.26	48.34
10.27	48.29

10.28	48.25
10.29	48.20
10.30	48.15
10.31	48.10
10.32	48.06
10.33	48.01
10.34	47.97
10.35	47.92
10.36	47.87
10.37	47.83
10.38	47.78
10.39	47.73
10.40	47.69
10.41	47.64
10.42	47.60
10.43	47.55
10.44	47.51
10.45	47.46
10.46	47.42
10.47	47.37
10.48	47.32
10.49	47.28
10.50	47.23
10.51	47.19
10.52	47.14
10.53	47.10
10.54	47.06
10.55	47.01
10.56	46.97
10.57	46.92
10.58	46.88
10.59	46.83
10.60	46.79
10.61	46.74
10.62	46.70
10.63	46.66
10.64	46.61
10.65	46.57
10.66	46.53
10.67	46.48
10.68	46.44
10.69	46.39
10.70	46.35
10.71	46.31
10.72	46.27

10.73	46.22
10.74	46.18
10.75	46.14
10.76	46.09
10.77	46.05
10.78	46.01
10.79	45.96
10.80	45.92
10.81	45.88
10.82	45.84
10.83	45.8
10.84	45.75
10.85	45.71
10.86	45.67
10.87	45.63
10.88	45.58
10.89	45.54
10.90	45.50
10.91	45.46
10.92	45.42
10.93	45.38
10.94	45.33
10.95	45.29
10.96	45.25
10.97	45.21
10.98	45.17
10.99	45.13
11.00	45.09
11.01	45.05
11.02	45.01
11.03	44.96
11.04	44.92
11.05	44.88
11.06	44.84
11.07	44.80
11.08	44.76
11.09	44.72
11.10	44.68
11.11	44.64
11.12	44.60
11.13	44.56
11.14	44.52
11.15	44.48
11.16	44.44
11.17	44.40

11.18	44.36
11.19	44.32
11.20	44.28
11.21	44.24
11.22	44.20
11.23	44.16
11.24	44.12
11.25	44.09
11.26	44.05
11.27	44.01
11.28	43.97
11.29	43.93
11.30	43.89
11.31	43.85
11.32	43.81
11.33	43.77
11.34	43.74
11.35	43.70
11.36	43.66
11.37	43.62
11.38	43.58
11.39	43.54
11.40	43.51
11.41	43.47
11.42	43.43
11.43	43.39
11.44	43.35
11.45	43.32
11.46	43.28
11.47	43.24
11.48	43.20
11.49	43.16
11.50	43.13
11.51	43.09
11.52	43.05
11.53	43.01
11.54	42.98
11.55	42.94
11.56	42.90
11.57	42.87
11.58	42.83
11.59	42.79
11.60	42.76
11.61	42.72
11.62	42.68

11.63	42.65
11.64	42.61
11.65	42.57
11.66	42.54
11.67	42.50
11.68	42.46
11.69	42.43
11.70	42.39
11.71	42.35
11.72	42.32
11.73	42.28
11.74	42.25
11.75	42.21
11.76	42.17
11.77	42.14
11.78	42.10
11.79	42.07
11.80	42.03
11.81	42.00
11.82	41.96
11.83	41.92
11.84	41.89
11.85	41.85
11.86	41.82
11.87	41.78
11.88	41.75
11.89	41.71
11.90	41.68
11.91	41.64
11.92	41.61
11.93	41.57
11.94	41.54
11.95	41.50
11.96	41.47
11.97	41.43
11.98	41.40
11.99	41.36
12.00	41.33